FOR USE IN WISCONSIN
                        SUPPLEMENT DATED JANUARY 1, 1996
                     TO THE PROSPECTUS DATED JANUARY 1, 1996

                      TEMPLETON CAPITAL ACCUMULATION PLANS


CANCELLATION AND REFUND RIGHTS

         The 18-month refund schedule discussed under the section "Cancellation and Refund Rights" beginning on Page 8 has been extended to 28 months for all Plans established within the State of Wisconsin. Planholders who redeem their Plan within the initial 28 month period will not incur sales and creation charges that exceed 15% of the amount invested. A cancellation notice will be furnished to Planholders in this state not less than 30 days and not more than 60 days prior to the expiration of the 28 month cancellation right.

         Sales and creation charges vary with the Plan selected and the total investment made. For example, Planholders who cancel a $93.75 per month 15-year Plan after 28 months, but prior to the end of the 59th month, will incur sales charges ranging from 24.90% down to 15%. Therefore, if you cancel your Plan after the 28th month but prior to the end of the 59th month, your charges will exceed 15%. SINCE A MAJOR PORTION OF THE ENTIRE SALES AND CREATION CHARGE IS DEDUCTED FROM THE FIRST YEAR'S INVESTMENT, WITHDRAWAL OR TERMINATION OF AN INVESTMENT IN THE EARLY YEARS OF A PLAN WILL PROBABLY RESULT IN A LOSS. See "Allocation of Investments and Deductions" on pages 3 and 4 of the attached prospectus.

SUBSTITUTION OF THE UNDERLYING FUND

         Any substitution of the underlying Fund as described on Page 14 of the attached prospectus will be registered for sale in Wisconsin. In addition, Planholders will be notified if Fund shares are not available for purchase for a period of 120 days and they may wish to terminate their Plan.


PLEASE NOTE: This supplement should be physically attached to the front of the above referenced Plan prospectus.


                                                      TLCAP STWIS 01/96